UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 14, 2006

Dycom Industries, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	001-10613	591277135
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11770 US Highway 1, Suite 101, Palm Beach Gardens, Florida		33408
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	561-627-7171

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On September 14, 2006, Dycom Industries, Inc., a Florida corporation ("Dycom") announced that it acquired Cable Express Holding Company and its subsidiaries ("Cable Express"), including Broadband Installation Services, Inc, through an agreement and plan of merger dated September 14, 2006 ("Merger Agreement"). Cable Express installs and maintains customer premise equipment, including set top boxes and cable modems, for leading cable multiple system operators. Dycom purchased Cable Express for cash of approximately $54.7 million and $8.7 million of assumed indebtedness. The cash portion of the acquisition was financed from cash on hand and borrowings under Dycom’s revolving credit facility. Cable Express will operate as a wholly owned subsidiary of Dycom. Dycom and Cable Express made certain representations and warranties to each other as part of the Merger Agreement. Subject to certain limitations, the stockholders of Cable Express have agreed to indemnify Dycom against losses from breaches of the representations and warranties of Cable Express contained in the Merger Agreement.

On September 14, 2006, Dycom issued a press release announcing the acquisition of Cable Express, a copy of which is attached hereto as Exhibit 99.1 and is incorporated in its entirety by reference herein.

On September 18, 2006, Dycom held a conference call regarding the acquisition of Cable Express. A transcript of that call is attached hereto as Exhibit 99.2 and is incorporated in its entirety by reference herein.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

None.

(b) Pro forma financial information.

None.

(c) Exhibits. The following exhibits are filed as part of this Report on Form 8-K:

Exhibit No. Description of Exhibit
-------------- ---------------------------------------------------------------

99.1 Press release of Dycom Industries, Inc. issued on September 14, 2006.
99.2 Transcript of Dycom Industries, Inc. Acquisition Announcement Conference Call, which took place on September 18, 2006.

This Form 8-K contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act. These statements are based on management’s current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this Form 8-K. Such risks and uncertainties include: business and economic conditions in the telecommunications industry affecting our customers, whether our recent acquisition can be efficiently integrated into our existing operations, the anticipated outcome of other contingent events, including litigation, as well as other risks detailed in our filings with the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dycom Industries, Inc.

September 19, 2006	By:	Richard L. Dunn

Name: Richard L. Dunn
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press release of Dycom Industries, Inc. issued on September 14, 2006.
99.2	Transcript of Dycom Industries, Inc. Acquisition Announcement Conference Call, which took place on September 18, 2006.